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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2006

                               ACTIVE POWER, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    000-30939
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                            (Commission File Number)

                Delaware                               74-2961657
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      (State of Other Jurisdiction                    (IRS Employer
            of Incorporation)                      Identification No.)

 2128 W. Braker Lane, BK12, Austin, Texas                 78758
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (512) 836-6464
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 26, 2006, Active Power, Inc. issued a press release reporting its results of operations for its fiscal quarter ended June 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    EXHIBITS AND FINANCIAL STATEMENTS.

(d)    EXHIBITS

       Exhibit 99.1   Press Release dated July 26, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACTIVE POWER, INC.


Dated: July 26, 2006                   By: /s/ Jim Clishem
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                                           Jim Clishem
                                           President and Chief Executive Officer